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October 1, 2007
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Fund Profile

T. Rowe Price

Capital
Opportunity Fund

A diversified equity fund seeking long-term capital growth.

This profile summarizes key information about the fund that is included in the fund`s prospectus. The fund`s prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.

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Fund Profile

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T. Rowe Price Capital Oppurtunity Fund, Inc.xd1 PRCOX
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What is the fund`s objective?

The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks.

What is the fund`s principal investment strategy?

The fund uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the Standard & Poor`s 500 Stock Index® (S&P 500 Index). Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The fund seeks to take full advantage of the analysts` focused expertise in their industries. The director of Equity Research supervises the analysts and has responsibility for the overall structure of the fund. The director of Systematic Research oversees the quantitative analysis that helps the analysts manage their industry-specific portfolios.

The fund will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization and foreign stocks may also be purchased in keeping with fund objectives. Futures and options may be employed from time to time to manage flows of cash into and out of the fund. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the fund`s securities may change after they are purchased, and

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Fund Profile

this may cause the amount of the fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Further information about the fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

What are the main risks of investing in the fund?

The fund`s potential investments in growth stocks could result in greater volatility because such stocks can have sharp price declines if their earnings disappoint investors. The fund`s potential investment in value stocks carries the risk that the market will not recognize a security`s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Small and medium-sized companies held by the fund should generally be more volatile than larger companies. There is no guarantee that the fund`s investment approach will succeed.

As with all equity funds, this fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held by the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

As with any mutual fund, there can be no guarantee the fund will achieve its objective.

The fund`s share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Fund Profile

How can I tell if the fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the greater risk of investing in an aggressively managed fund in an effort to achieve superior capital appreciation, the fund may be an appropriate part of your overall investment strategy. The fund should not represent your complete investment program or be used for short-term trading purposes.

The fund can be used in both regular and tax-deferred accounts, such as IRAs.

Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

How has the fund performed in the past?

The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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Fund Profile

Table 1  Average Annual Total Returns
	Periods ended 09/30/07
	1 year	5 years	10 years
Capital Opportunity Fund
Returns before taxes	17.44%	16.05%	5.15%
Returns after taxes on distributions	17.27	15.93	3.82
Returns after taxes on distributions and sale of fund shares	11.53	14.12	3.77
S&P 500 Index	16.44	15.45	6.57
Lipper Large-Cap Core Funds Index	16.34	13.56	5.69
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Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

S&P 500 Index tracks the stocks of 500 U.S. companies.

The fund`s performance before May 1, 1999, reflects the fund`s prior investment program.

What fees and expenses will I pay?

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The shares that are offered in this profile are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.
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Fund Profile

Table 2  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.51%

Other expenses	0.27%

Total annual fund operating expenses	0.78%a

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

aEffective October 1, 2005, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2008, to the extent such fees or expenses would cause the ratio of expenses to average net assets to exceed 0.95%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 0.95%. However, no reimbursement will be made after April 30, 2010, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 0.95%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$80	$249	$433	$966

Who manages the fund?

The fund is managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee members are: Anna M. Dopkin, Chairman, Kennard W. Allen, Peter J. Bates, Laurie M. Bertner, David J. Eiswert, Mark S. Finn, Ann M. Holcomb, Jason Nogueira, Timothy E. Parker, Charles G. Pepin, Robert Thomas Quinn, Gabriel Solomon, Eric L. Veiel, and Richard T. Whitney, Director of Systematic Research. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee and a group of T. Rowe Price equity research analysts in developing and executing the fund`s investment program.

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Fund Profile

To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information.

How can I purchase shares?

Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

How can I sell shares?

You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

When will I receive income and capital gain distributions?

The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

What services are available?

A wide range, including, but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  Fund Profile

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS F108-035

  T. Rowe Price Investment Services, Inc., Distributor.